Exhibit 99.1

News for Immediate Release

Contact:

Lee Jacobson

Investor Relations

First Marblehead

800 Boylston Street, 34th FL

Boston, MA 02199

617.638.2065

FIRST MARBLEHEAD REDUCES FISCAL 2011 FIRST QUARTER NET LOSS BY 89%

COMPANY ADOPTS UPDATES TO ACCOUNTING STANDARDS ASC 810 AND ASC 860-40 (FORMERLY FAS 166 AND 167)

BOSTON, MA, November 4, 2010 — The First Marblehead Corporation (NYSE: FMD) today announced its financial and operating results for the first quarter of fiscal 2011.

For the first quarter of fiscal 2011, the company recorded a net loss available to First Marblehead stockholders of $10.6 million, or $0.11 per share, which included net income of $1.5 million from newly consolidated securitization trusts.  The net loss for the first quarter of fiscal 2010 was $94.1 million, or $0.95 per share.  The year-over-year first quarter net loss was reduced by 89%.

The presentation of financial results for the fiscal quarter ended September 30, 2010 differs significantly from prior periods due to the adoption of updates to the accounting standards in ASC 810 and ASC 860-40 (formerly referred to as FAS 166 and 167).  As a result of the new accounting rules, which were adopted July 1, 2010, on a prospective basis, the company has consolidated 14 formerly off-balance sheet securitization trusts and has deconsolidated UFSB Private Loan SPV, LLC (“UFSB-SPV”).  These changes had the net effect of increasing assets by $7.9 billion and liabilities by $8.8 billion on the date of adoption.  The statement of operations for the three months ended September 30, 2009 and the balance sheet as of June 30, 2010 have not been retrospectively adjusted to reflect these updates and as a result, current period financial information will not be comparable to that of prior periods.

With the securitized trusts now consolidated in the financial statements, the company has identified two distinct reporting segments: Loan Operations and Securitization Trusts.  The Loan Operations results for the current period are comparable to the financial results from prior periods, with the exception of the deconsolidation of UFSB-SPV.  The Securitization Trusts reporting segment reflects the operating results of the 14 newly consolidated trusts.

Total consolidated revenues for the first quarter of fiscal 2011 were ($34.9) million, including losses from Securitization Trusts of $37.4 million that reflected net interest income of $69.4 million offset by a provision for loan losses of $107.1 million.

Total non-interest expenses for the first quarter of fiscal 2011 were $29.0 million, including the incremental expenses of Securitization Trusts of $8.9 million.  Non-interest expenses for the same period a year earlier were $150.3 million, including a $123.9 million unrealized loss on education loans held for sale.  General and administrative expenses for Loan Operations were $12.2 million for the first quarter of fiscal 2011, down $6.0 million when compared to total general and administrative expenses of $18.2 million for the same period a year earlier, primarily due to lower occupancy, depreciation and third-party services costs.

Daniel Meyers, chairman and chief executive officer said, “We continued to make progress in transforming our business model, stabilizing losses and strengthening the balance sheet.  The Monogram platform, our dynamic, industry-leading private student loan program has gone from development to production, the first quarter loss is down from the year-ago period and on October 1, we received a tax refund of approximately $45 million, significantly strengthening our cash position.”

As of September 30, 2010, the company had $328.6 million in cash, cash equivalents, short-term investments and federal funds sold, compared to $381.0 million at June 30, 2010.  Approximately $29 million of the change since June 30, 2010 was caused by a planned reduction in deposits held by our bank subsidiary.  Net operating cash usage* for the quarter ended September 30, 2010 was level with the previous quarter at approximately $12.4 million.

*See below under the heading “Use of Non-GAAP Financial Measures”.

Quarterly Conference Call

First Marblehead will host a conference call at 5:00 p.m. EDT to discuss its results.  Investors and other interested parties are invited to listen to the conference call via a simultaneous internet broadcast on the Company’s website at www.firstmarblehead.com, under Investors, or by dialing (866) 362-4831 in the United States or (617) 597-5347 from abroad and entering the pass code 50663228.

About The First Marblehead Corporation — First Marblehead helps meet the need for education financing by offering national and regional financial institutions and educational institutions the MonogramSM platform, an integrated suite of design, implementation and credit risk management services for private label, customizable private education loan programs.  First Marblehead supports responsible lending and is a strong proponent of the smart borrowing principle, which encourages students to access scholarships, grants and federally-guaranteed loans before considering private education loans; please see www.SmartBorrowing.org.  For more information, go to www.firstmarblehead.com.

Statements in this press release, including the financial tables, regarding First Marblehead’s future financial and operating results and liquidity as well as any other statements that are not purely historical, constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon our historical performance, the historical performance of the securitization trusts that we have facilitated (the “Trusts”) and on our plans, estimates and expectations as of November 4, 2010.  The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, estimates, intentions or expectations expressed or implied by us will be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause our actual financial or operational results, including the performance of the Trusts and resulting cash flows, facilitated loan volumes and resulting cash flows or financing-related revenues, or the timing of events, to be materially different than those expressed or implied by forward-looking statements.

Important factors that could cause or contribute to such differences include: market acceptance of, and demand for, our Monogram loan product and fee-based service offerings; the volume, timing and performance of facilitated loans; the size and structure of any credit enhancement provided by First Marblehead in connection with the Monogram loan product; capital markets conditions and our ability to structure securitizations or alternative financings; the size, structure and timing of any such securitizations or alternative financings; any investigation, audit, claim, action or suit relating to the transfer of the trust certificate of NC Residuals Owners Trust or the asset services agreement between the purchaser and First Marblehead, including the audit being conducted by the Internal Revenue Service relating to tax refunds previously received;  the estimates and assumptions we make in preparing our financial statements, including quantitative and qualitative factors used to estimate the fair value of additional structural advisory fees, asset servicing fees and residuals receivables; and the other factors set forth under the caption “Part I - Item 1A. Risk Factors” in First Marblehead’s annual report on Form 10-K filed with the Securities and Exchange Commission on September 2, 2010.  Important factors that could cause or contribute to future adjustments to the estimates and assumptions we make in preparing our financial statements include: actual transactions or market observations relating to asset-backed securities, loan portfolios or corporate debt securities; variance between our performance assumptions and the actual performance of the Trusts; economic, legislative, regulatory, competitive and other factors affecting discount, default, recovery and prepayment rates on loan portfolios held by the Trusts, including general economic conditions, the consumer credit environment and unemployment rates; management’s determination of which qualitative and quantitative factors should be weighed in our estimates, and the weight to be given to such factors; capital markets receptivity to securities backed by private education loans; developments in the bankruptcy proceedings of The Education Resources Institute, Inc., including the terms and implementation of the plan of reorganization; and interest rate trends.  We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, even if our estimates change, and you should not rely on those statements as representing our views as of any date subsequent to the date of this press release.

-financial tables to follow-

The First Marblehead Corporation and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months Ended September 30, 2010 and 2009

(Unaudited)

(dollars and shares in thousands, except per share amounts)

	Three months ended
	September 30,
	2010	2009
Revenues:
Net interest income:
Interest income	$87,941	$8,482
Interest expense	(18,426)	(4,042)
Net interest income	69,515	4,440
Provision for loan losses	(107,123)	50
Net interest income (loss) after provision for loan losses	(37,608)	4,490
Non-interest revenues:
Asset servicing fees:
Fee income	978	2,102
Fee updates	91	160
Total asset servicing fees	1,069	2,262
Additional structural advisory fees and residuals—trust updates	(632)	1,187
Administrative and other fees	2,253	5,597
Total non-interest revenues	2,690	9,046
Total revenues	(34,918)	13,536

Non-interest expenses:
Compensation and benefits	7,871	8,137
General and administrative expenses	21,097	18,189
Losses on education loans held for sale	—	123,926
Total non-interest expenses	28,968	150,252
Loss before income taxes	(63,886)	(136,716)
Income tax benefit	(2,585)	(42,650)
Net loss	(61,301)	(94,066)
Less: Net loss attributable to non-controlling interests	50,680	—
Net loss available to First Marblehead stockholders	$(10,621)	$(94,066)

Net loss per share available to First Marblehead stockholders:
Basic	$(0.11)	$(0.95)
Diluted	(0.11)	(0.95)

Weighted average shares outstanding:
Basic	100,762	99,156
Diluted	100,762	99,156

-more-

The First Marblehead Corporation and Subsidiaries

Condensed Consolidated Balance Sheets

As of September 30, 2010 and June 30, 2010

(Unaudited)

(dollars in thousands)

	September 30,	June 30,
	2010	2010
ASSETS
Cash and cash equivalents	$276,639	$329,047
Short-term investments and federal funds sold, at cost	52,000	52,000
Restricted cash and guaranteed investment contracts, at cost	151,227	1,026
Investments available for sale, at fair value	4,287	4,471
Education loans held for sale, at lower of cost or fair value	—	105,082
Education loans held to maturity, net of allowance of $530,636 and $24,804	7,443,873	391
Mortgage loans held to maturity, net of allowance of $425 and $367	8,317	8,118
Receivable from TERI for pledged accounts	136,446	—
Interest receivable	101,487	2,457
Deposits for participation interest accounts, at fair value	8,482	—
Service revenue receivables, at fair value	14,730	53,279
Income taxes receivable	19,252	17,560
Net deferred tax asset	4,969	41,915
Other assets	46,426	18,024
Total assets	$8,268,135	$633,370

LIABILITIES AND EQUITY
Liabilities:
Deposits	$79,461	$108,732
Accounts payable, accrued expenses and other liabilities	48,120	36,764
Education loan warehouse facility	—	218,059
Long-term borrowings	8,848,281	—
Total liabilities	8,975,862	363,555
Commitments and contingencies
Equity:
Total First Marblehead stockholders’ equity	321,910	269,815
Non-controlling interests	(1,029,637)	—
Total equity (deficit)	(707,727)	269,815
Total liabilities and equity	$8,268,135	$633,370

Supplemental Information — Assets and liabilities of consolidated variable interest entities (VIEs), included in the consolidated balance sheet above, after elimination of intercompany balances

Assets available to settle obligations of consolidated VIEs:
Restricted cash and guaranteed investment contracts, at cost	$151,227	$—
Education loans held to maturity, net of allowance of $529,049	7,443,574	—
Receivable from TERI for pledged accounts	136,446	—
Interest receivable	101,382	—
Other assets	31,735	—
Liabilities to third parties of consolidated VIEs, for which creditors do not have recourse to the general credit of First Marblehead:
Accounts payable, accrued expenses and other liabilities	$22,734	$—
Long-term borrowings	8,848,281	—

-more-

The First Marblehead Corporation and Subsidiaries

Condensed Consolidating Statements of Operations

For the three months ended September 30, 2010

(Unaudited)

(dollars in thousands)

	Loan Operations	Securitization Trusts	Eliminations	Consolidated FMD

Revenues:
Net interest income:
Interest income	$480	$87,451	$10	$87,941
Interest expense	(383)	(18,043)	—	(18,426)
Net interest income	97	69,408	10	69,515
Provision for loan losses	(59)	(107,064)	—	(107,123)
Net interest income (loss) after provision for loan losses	38	(37,656)	10	(37,608)
Non-interest revenues:
Asset servicing fees:
Fee income	978	—	—	978
Fee updates	91	—	—	91
Total asset servicing fees	1,069	—	—	1,069
Additional structural advisory fees and residuals—trust updates	(710)	—	78	(632)
Administrative and other fees	4,647	293	(2,687)	2,253
Total non-interest revenues	5,006	293	(2,609)	2,690
Total revenues	5,044	(37,363)	(2,599)	(34,918)
Non-interest expenses:
Compensation and benefits	7,871	—	—	7,871
General and administrative expenses	12,160	11,770	(2,833)	21,097
Total non-interest expenses	20,031	11,770	(2,833)	28,968
Income (loss) before income taxes	(14,987)	(49,133)	234	(63,886)
Income tax benefit	(2,585)	—	—	(2,585)
Net income (loss)	(12,402)	(49,133)	234	(61,301)
Less: Net loss attributable to non-controlling interests	—	50,680	—	50,680
Net income (loss) available to First Marblehead stockholders	$(12,402)	$1,547	$234	$(10,621)

-more-

The First Marblehead Corporation and Subsidiaries

Condensed Consolidating Balance Sheets

As of September 30, 2010

(Unaudited)

(dollars in thousands)

	Loan Operations	Securitization Trusts	Eliminations	Consolidated FMD

ASSETS
Cash and cash equivalents	$276,639	$—	$—	$276,639
Short-term investments and federal funds sold, at cost	52,000	—	—	52,000
Restricted cash and guaranteed investment contracts, at cost	—	151,227	—	151,227
Investments available for sale, at fair value	4,287	—	—	4,287
Education loans held to maturity, net of allowance	299	7,443,983	(409)	7,443,873
Mortgage loans held to maturity, net of allowance	8,317	—	—	8,317
Receivable from TERI for pledged accounts	—	136,446	—	136,446
Interest receivable	105	101,382	—	101,487
Deposits for participation interest accounts, at fair value	8,482	—	—	8,482
Service revenue receivables, at fair value	53,344	—	(38,614)	14,730
Income taxes receivable	19,252	—	—	19,252
Net deferred tax asset	4,969	—	—	4,969
Other assets	15,639	33,135	(2,348)	46,426
Total assets	$443,333	$7,866,173	$(41,371)	$8,268,135

LIABILITIES AND EQUITY
Liabilities:
Deposits	$79,461	$—	$—	$79,461
Accounts payable, accrued expenses and other liabilities	26,786	57,301	(35,967)	48,120
Long-term borrowings	—	8,848,281	—	8,848,281
Total liabilities	106,247	8,905,582	(35,967)	8,975,862
Commitments and contingencies
Equity:
First Marblehead stockholders’ equity	337,086	(9,772)	(5,404)	321,910
Non-controlling interests	—	(1,029,637)	—	(1,029,637)
Total equity (deficit)	337,086	(1,039,409)	(5,404)	(707,727)
Total liabilities and equity	$443,333	$7,866,173	$(41,371)	$8,268,135

-more-

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States (“GAAP”), the company has included in this press release an additional financial metric, “net operating cash usage,” that was not prepared in accordance with GAAP.  Legislative and regulatory guidance discourage the use of and emphasis on non-GAAP financial metrics and require companies to explain why a non-GAAP financial metric is relevant to management and investors.

First Marblehead believes that the inclusion of the non-GAAP financial metric helps investors to gain a better understanding of the company’s quarterly and annual results, including non-interest expenses, and quarter-end liquidity position, particularly in light of dislocations in the private education loan industry and the capital markets that have affected the company.  Management uses the non-GAAP financial metric, in addition to GAAP financial measures, as a basis for measuring and forecasting the company’s core operating performance and comparing such performance to that of prior periods.  The non-GAAP financial measure is also used by management in its financial and operational decision-making.

There are limitations associated with reliance on the non-GAAP financial measure because it is specific to First Marblehead’s operations and financial performance, which makes comparisons with other companies’ financial results more challenging.  Nevertheless, by providing both GAAP and non-GAAP financial measures, the company believes that investors are able to compare the company’s GAAP results to those of other companies, while also gaining a better understanding of the company’s operating performance, consistent with management’s evaluation.

First Marblehead defines “net operating cash usage” to mean approximate cash used in operations, before tax payments.  In accordance with the requirements of Regulation G promulgated by the Securities and Exchange Commission, the table below presents the most directly comparable GAAP financial measure, loss before income taxes, for the last four fiscal quarters, and reconciles the non-GAAP financial metric to the comparable GAAP measure:

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009
	(dollars in thousands)
Loss before income taxes	$(63,886)	$(13,195)	$(44,828)	$(21,105)
Non-controlling interest	50,680	—	—	—
Net income from Securitization Trusts	(1,547)	—	—	—
Adjusted Operating loss	(14,753)	(13,195)	(44,828)	(21,105)
Depreciation and amortization	2,527	2,711	3,355	3,600
Stock-based compensation expense	1,051	8,482	1,492	1,499
Losses (gains) on education loans held for sale	—	(7,839)	4,180	10,688
Cash receipts from education loans	163	3,719	3,311	3,134
Cash receipts from trust distributions	294	200	382	23
Interest income accruals from education loans	(74)	(4,310)	(3,974)	(4,973)
Residuals-trust updates	1,357	(677)	91	(1,453)
Asset servicing fees	(1,069)	345	502	(1,980)
Additional structural advisory fees-trust updates	(725)	(974)	21,440	(278)
Other	(1,196)	(890)	1,589	(625)
Non-GAAP net operating cash usage	$(12,425)	$(12,428)	$(12,460)	$(11,470)

###

© The First Marblehead Corporation